Note 19 - Transactions With Related Parties	12 Months Ended
Dec. 31, 2013
Related Party Transactions [Abstract]
Related Party Transactions Disclosure [Text Block]

19.          TRANSACTIONS WITH RELATED PARTIES

Pursuant to the limited liability company operating agreement of Woodstock Hills, the Company’s ownership percentage of cash, income, gain, loss, and deductions of 99.9% will be reduced to 20% at the time that it has received a cumulative 12% annual cash-on-cash return on its original investment of $400,000 which is not expected to occur for at least five years. The Company’s CEO, Daniel Juhl, is the sole minority interest member.

In the fourth quarter of 2013, the Company converted approximately $75,000 of payables to Common Stock. The Company issued 524,838 shares, of which 267,847 shares were issued to officers and directors, for the payables and $20,000 of cash received.